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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   November 2, 2006

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

       Nevada                       000-50944                    84-156582
       ------                       ---------                    ---------
(State or other jurisdiction   Commission File Number)          IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                     ----------------

                                209 Robwood Road
                            Baltimore, Maryland 21222
                        ---------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 2, 2006, the Company dismissed HJ Associates & Consultants, LLP as Global Resource Corporation's independent accountants. HJ Associates & Consultants, LLP audited the Company's financial statements for the three years ended March 31, 2006, March 31, 2005 and March 31, 2004. The reports of HJ Associates & Consultants, LLP for those fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of HJ Associates & Consultants, LLP for those fiscal years were qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years (as well as during the previous year as well) and any subsequent period through the date of dismissal there were no disagreements with HJ Associates & Consultants, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HJ Associates & Consultants, LLP would have caused it to make reference to such disagreements in its reports.

On November 2, 2006 the Company retained Bagell, Josephs, Levine & Company, LLC to act as its independent accountants. The Company has authorized HJ Associates & Consultants, LLP to discuss any matter relating to the Company with Bagell, Josephs, Levine & Company, LLC.

The change in the Company's auditors was approved by the Board of Directors.

We did not request any answer from Bagell, Josephs, Levine & Company, LLC regarding application of accounting principles or audit opinion type prior to engaging them to replace HJ Associates & Consultants, LLP . Bagell, Josephs, Levine & Company, LLC have been the accountants for Carbon Recovery Corporation prior to the Company's acquisition of Carbon Recovery Corporation's assets and business.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.2      Letter from HJ Associates & Consultants, LLP


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL RESOURCE CORPORATION


                                              By: /s/ Frank G. Pringle
                                                  ----------------------------
Dated: November 2, 2006                           Frank G. Pringle